                                                                   Exhibit 10.16


                                STATE OF COLORADO
                          COLORADO STUDENT LOAN PROGRAM

                     LENDER PROGRAM PARTICIPATION AGREEMENT

Name of Lender: STUDENT LOAN FINANCE CORPORATION & SUBSIDIARIES (US BANK, TRUSTEE)
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Address of Lender:  105 SOUTHWEST FIRST AVENUE
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                    ABERDEEN SD 57401-4173
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                    ________________________________________________________________
Office of Postsecondary Education Identification Number(s)
(Lender Code):        833405
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

The Lender listed above (hereinafter referred to as "Lender") and the Student Loan Division of the Colorado Department of Higher Education (hereinafter referred to as "CSLP"), 999 18th Street, Suite 425, Denver, Colorado 80202-2440 agree that the Lender may participate with CSLP in those student loan programs authorized by Title IV, Part B, of the Higher Education Act of 1965, as amended (20 U.S.C. Sec. 1071 et seq.) and Title 23, Article 3.1, of the Colorado Revised Statutes, and policies, rules, and regulations promulgated thereunder, as in effect or amended from time to time (all of which are collectively referred to, hereinafter, as the "Act"), and further agree that such participation is subject to the terms and conditions set forth in this Agreement.

This Agreement applies to loans made in accordance with the Act, and to Federal Consolidation Loans made under Section 428C of the Act if Lender has elected to make such loans by checking the appropriate statement below:

 X   Lender elects to participate in consolidation loans in accordance with this
---
Agreement and the Act.

____ Lender does not elect to participate in consolidation loans.

                                FACTUAL RECITALS

WHEREAS Lender desires to participate, and applies for participation, in CSLP's program for the purpose of making loans under the Act to eligible borrowers attending eligible institutions (both as defined by the Act); and

WHEREAS, Lender certifies and warrants, and CSLP has determined, that it qualifies as an eligible lender as defined by the Act; and

WHEREAS, CSLP wishes to encourage the making of such loans;

NOW, THEREFORE, in consideration of the mutual promises made in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

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                                    AGREEMENT

1. Consistency with the Act. This Agreement shall be construed in light of, and the parties shall at all times comply with the Act, and all terms used herein shall have the same meaning as in the Act unless otherwise specified in this Agreement.

2. Loan Insurance. In accordance with the Act and this Agreement, and within such limits as may be determined by CSLP, CSLP shall insure all loans, other than consolidation loans, submitted by Lender to CSLP for guarantee and subsequently made by Lender in accordance with the Act and this Agreement.

3. Consolidation Loan Insurance. If Lender has elected to participate with CSLP in the making of Federal Consolidation Loans under Section 428C of the Act, CSLP will insure eligible consolidation loans made by Lender in accordance with the Act and this Agreement only to the extent authorized by a Certificate of Comprehensive Insurance (hereinafter referred to as "Certificate") issued by CSLP to Lender. Consolidation loans made in the absence of, or contrary to, a Certificate issued by CSLP, are not eligible for insurance coverage by CSLP. The Certificate will, among other terms, limit insurance coverage to Lender to the extent the aggregate of Lender's consolidation loans insured by CSLP do not exceed the maximum principal amount stated therein. Lender may request that CSLP increase this amount or issue a new Certificate, either of which CSLP may do in its sole discretion. CSLP will not insure a consolidation loan made by Lender unless at least one of the underlying loans to be consolidated is insured by CSLP; however, CSLP, in its Certificate, or by other written authorization, may waive this requirement in its sole discretion.

4. Refinanced Loans. Lender is authorized to offer a program of refinancing in accordance with the Act to borrowers of Federal Supplemental Loans for Students and Federal PLUS loans made under Sections 428A and 428B of the Act. Lender shall not charge the borrower an administrative fee for refinancing such loans. In the case of a refinanced loan made for the purpose of discharging a fixed-rate loan(s) which another eligible lender that is the holder of that fixed-rate loan(s) will not refinance with a variable-rate loan, CSLP shall not insure the refinanced loan made by Lender unless that loan has discharged at least one loan insured by CSLP. CSLP may waive this requirement in its sole discretion. CSLP will insure refinanced loans made prior to the execution of this Agreement which were made in accordance with the Act and this Agreement.

5. Loss of Insurance. In accordance with the Act and this Agreement, CSLP reserves the right to revoke its insurance on loans previously insured hereunder if Lender fails to comply with the provisions of this Agreement or of the Act in a material respect. It is mutually understood and agreed that if any of the assurances or representations made by Lender in this Agreement are incorrect or incomplete in any material respect, or if there has been a failure by Lender to comply with any of the provisions of this Agreement or the Act in a material respect, CSLP may take corrective action (including termination of this Agreement and/or ordering reimbursements or refunds of money which Lender improperly received, disbursed, caused to be disbursed or withheld) in accordance with the compliance procedures set forth in the Act.

6. Lender Discretion. Unless required by the Act, nothing in this Agreement shall be construed to compel Lender to make any loan pursuant to this Agreement.

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7.  Recordkeeping and Inspection. Lender shall at all times maintain and submit to CSLP current records and reports for all loans insured by CSLP in accordance with the Act, and in a manner, format, and time frame reasonably satisfactory to CSLP. Lender or its agent shall give CSLP and the United States Secretary of Education or the Secretary's designee reasonable access to Lender's records for inspection and copying in order to verify the accuracy of the information provided by Lender concerning Lender's administration of loans insured by CSLP and Lender's right to receive or retain payments made under the Act, or to permit CSLP or the Secretary to enforce any right in connection with loans acquired by CSLP or by the Secretary under the Act.

8. Termination. This Agreement shall continue in full force and effect until Lender terminates the Agreement by giving CSLP sixty (60) days written notice of Lender's intent to terminate, or until CSLP terminates it in accordance with the Act. Termination of this Agreement shall not affect rights and obligations of the parties which have accrued prior to termination.

9. Notice. Unless otherwise designated in writing by the parties, any notice concerning changes to, or termination of, this Agreement shall be sent by certified mail to CSLP at the address indicated above, and to the Lender at the address indicated above. Lender shall promptly notify CSLP of any change in name, ownership or location, or of any merger or consolidation involving Lender, or of any designation of Lender by the US Department of Education as an exceptional performer or loss of that status, or of any other changes affecting Lender which may impact CSLP's ability to comply with its obligations under the Act or this Agreement.

10. Colorado Law. The laws of the State of Colorado and rules and regulations issued pursuant thereto shall be applied in the interpretation, execution, and enforcement of this Agreement.

11. Amendments. CSLP may, at any time, amend this Agreement in order to comply with applicable laws, regulations, or orders. Any such amendment shall become effective immediately upon written notice to Lender, or upon the effective date of the amended laws, regulations or orders giving rise to the amendments. Except for modifications herein to comply with applicable laws, regulations, or orders, all other amendments to this Agreement shall not be effective unless in writing and signed by duly authorized representatives of the parties.

12. Service Agreements. Lender shall not enter into any agreement for the first time with an entity other than the Lender for servicing or management of loans insured by CSLP, without prior written notice to and approval from CSLP. Lender must promptly notify CSLP of its intent to execute any such agreement. Lender shall provide written notice to CSLP, but shall not be required to obtain approval from CSLP, for any entity servicing or managing loans insured by CSLP which CSLP has previously provided approved for use by Lender or by another eligible lender or holder. CSLP shall not unreasonably withhold approval of an entity that has not previously serviced or managed loans insured by CSLP.

13. Assignment and Delegation. Lender may not assign this Agreement or delegate any of its functions or obligations hereunder, except to an affiliate or subsidiary of Lender which is also an eligible Lender under the Act, without the prior written consent of CSLP, and in the case of assignment or delegation to an affiliate or subsidiary, without prior written notice to and approval from CSLP. No assignment or delegation to an affiliate or subsidiary shall relieve Lender of its responsibilities under this Agreement except with the written consent of CSLP.

CSLP shall provide Lender with prior written notice of its assignment of this Agreement or delegation of any of its functions or obligations hereunder.

14. Successors. This Agreement shall be binding upon and inure to the benefit of the parties and their permitted successors and assigns.

15. Waiver. No waiver of any right or obligation under this Agreement by any party on any occasion shall be deemed to operate as a waiver on any subsequent occasion.

16. Severability. If any provision of this Agreement shall be held to be void or unenforceable by any court of competent jurisdiction or by any governmental regulatory agency, such provision shall be considered to have been severed from this Agreement. All remaining provisions of this Agreement shall remain in full force and effect.

17. Section Headings. Section headings are intended only to assist in the organization of this Agreement and do not in any way limit or otherwise define the rights and liabilities of the parties.

18. Entire Agreement. This Agreement, including any Attachments hereto, constitutes the entire agreement between the parties and supersedes all other prior communications, agreements or other arrangements between the parties with respect to the subject matter of this Agreement.

19. Effective Date. The effective date of this Agreement shall be the date on which all required signatures have been obtained.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement:

STATE OF COLORADO                          LENDER:      STUDENT LOAN FINANCE
BILL OWENS, GOVERNOR                                    CORPORATION AND
                                                        SUBSIDIARIES
                                                        (US BANK, TRUSTEE)
by:      /s/ Jeanne M. Adkins                        Signature:    Tom Steele
     ----------------------------------------                    ----------------------------
         Jeanne M. Adkins                                          Full Legal Name
         Director                                    of Signatory: Tom Steele
         Student Loan Division                                     --------------------------

         Department of Higher Education              Position of Title: CORPORATE TRUST
                                                                        ---------------
                                                                        OFFICER
                                                                        ---------------------
                                                     Social Security Number
Date: 02/26/2002                                     or Federal ID Number:   41-0256895
                                                                            -----------------

                                                     Date: January 30, 2002


                                                     (If Corporation)
                                                     Attest (seal)


                                                     by: ____________________________________
                                                          Corporate Secretary or Equivalent
                                                          Town/City/County Clerk

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                          Colorado Student Loan Program

                     CERTIFICATE OF COMPREHENSIVE INSURANCE
                           FEDERAL CONSOLIDATION LOANS

Name of Lender: STUDENT LOAN FINANCE CORPORATION & SUBSIDIARIES (US BANK,
TRUSTEE)

Office of Postsecondary Education Identification Number
(Lender Code):                                                     833405
                                                                 ---------------

Date of Execution of CSLP Participation Agreement for Federal
Consolidation Loans:                                               02/25/02
                                                                 ---------------

Maximum Principal Amount Insured by CSLP under this
Certificate:                                                       $5,000,000
                                                                 ---------------

Effective Date of this Certificate:                                02/25/02
                                                                 ---------------

Whereas the Lender listed above (hereinafter referred to as "Lender") and the Student Loan Division of the Colorado Department of Higher Education (hereinafter referred to as "CSLP") have agreed that the Lender may participate with CSLP in Federal Consolidation Loans authorized by Title IV, Part B, Section 428C, of the Higher Education Act of 1965, as amended (20 U.S.C. Sec. 1071 et seq.) and Title 23, Article 3.1, of the Colorado Revised Statutes, and policies, rules, and regulations promulgated thereunder, as in effect or amended from time to time (all of which are collectively referred to, hereinafter, as the "Act"), and further agreed that such participation is subject to the terms and conditions set forth in CSLP's "Lender Program Participation Agreement" and/or prior consolidation loan agreement (as executed by Lender and CSLP and hereinafter referred to as the "Agreement"), CSLP issues this "Certificate of Comprehensive Insurance" (hereinafter referred to as "Certificate") to Lender.

CSLP will insure eligible Federal Consolidation Loans made by Lender in accordance with the Act and the Agreement only to the extent authorized by this Certificate. Federal Consolidation Loans made in the absence of, or contrary to, this Certificate issued by CSLP, are not eligible for insurance coverage by CSLP. CSLP may revoke insurance coverage for any consolidation loan that is subsequently determined to have been made contrary to the Act and the Agreement, or this Certificate. This Certificate applies only to Lender for the Lender Code listed above. This Certificate supersedes all prior Certificates or other arrangements made prior to this Certificate for the Lender Code listed above.

This Certificate limits insurance coverage to Lender to the extent the aggregate of Lender's Federal Consolidation Loans insured by CSLP under this Certificate does not exceed the dollar amount indicated as the "Maximum Principal Amount Insured by CSLP under this Certificate" above. Lender's aggregate includes eligible consolidation loans insured by CSLP under prior certificates or arrangements. The amount will not exceed Lender's requested amount if such request has been made. This amount is further limited to 25% of Lender's then existing net aggregate dollars of Part B loans insured by CSLP, excluding Federal Consolidation Loans, rounded down to the nearest million dollars, that CSLP determined is held by Lender as of the effective date of this Certificate, or $5,000,000, whichever is greater. Lender may request that CSLP increase this amount or issue a new certificate, either of which CSLP may do in its sole discretion.

CSLP will not insure a consolidation loan made by Lender unless at least one of the underlying loans to be consolidated is insured by CSLP; however, CSLP, in this Certificate, or by other written authorization, may waive this requirement in its sole discretion.

This Certificate does not insure Federal Consolidation Loans made by Lender prior to the date that Lender and CSLP executed the Participation Agreement for Federal Consolidation Loans; however, CSLP may waive this requirement in its sole discretion. Lender may terminate this Certificate with written notification to CSLP. Termination solely at the request of Lender does not nullify CSLP's insurance of eligible Federal Consolidation Loans made prior to Lender's notice.

         /s/ Jeanne M. Adkins                              2-25-02
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Jeanne M. Adkins, Director of CSLP                Date